================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20459

                                   ----------


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                   ----------

                        March 3, 2003 (February 27, 2003)
                Date of Report (Date of earliest event reported)


                            TYLER TECHNOLOGIES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                     1-10485                75-2303920
    (State or other                (Commission           (I.R.S. Employer
    jurisdiction of                File Number)         Identification No.)
   incorporation or
     organization)


                          5949 Sherry Lane, Suite 1400
                               Dallas, Texas 75225
                               -------------------
                    (Address of principal executive offices)

                                 (972) 713-3700
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

On February 27, 2003, Tyler Technologies, Inc. issued the news release attached hereto as Exhibit 99.4, which news release is incorporated by reference herein.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

         99.4 News Release issued by Tyler Technologies, Inc. dated February 27, 2003.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            TYLER TECHNOLOGIES, INC.




Date:    March 3, 2003         By:  /s/ Theodore L. Bathurst
                                    --------------------------------------------
                                    Theodore L. Bathurst
                                    Vice President and Chief Financial Officer
                                    (principal financial officer)




Date:    March 3, 2003         By:  /s/ Terri L. Alford
                                    --------------------------------------------
                                    Terri L. Alford
                                    Controller
                                    (principal accounting officer)


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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------
  99.4              News Release issued by Tyler Technologies, Inc. dated February
                    27, 2003.